                                                                   Exhibit 10.31

                       THIRD AMENDMENT TO CREDIT AGREEMENT


                  This Amendment is made as of the 1st day of May, 1998 by and between ROYAL GRIP, INC., a Nevada corporation ("Royal Grip") and ROXXI, INC., a Nevada corporation ("Roxxi") (collectively, the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

                  The Borrower and the Lender have entered into the Credit and Security Agreement dated as of February 10, 1997, as amended by that certain First Amendment to Credit Agreement dated April 11, 1997, as amended by that certain Second Amendment to Credit Agreement dated August 28, 1997 (collectively, the "Credit Agreement").

                  The Lender has agreed to make certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

                  The loan advances under the Credit Agreement are evidenced by the Borrower's Revolving and Term Note dated as of February 10, 1997, in the maximum principal amount of $2,450,000.00 and payable to the order of the Lender (the "Note").

                  All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

     2. Prior to the date of this Amendment, the Borrower has (i) failed to submit audited fiscal year end financial statements within 90 days of the fiscal year ending 1997 as required by Section 6.1(a) of the Credit Agreement, (ii) allowed Bob Burg to resign as President of Royal Grip and allowed Danny Edwards to resign as Chief Executive Officer of Royal Grip in violation of Section 7.20 of the Credit Agreement, (iii) made advances to Royal Precision, FM Precision Golf Corp., and FMPSUB, Inc., in excess of $25,000.00 in violation of Section 7.4(iv) of the Credit Agreement, and (iv) changed Royal Grip's fiscal year end from December 31 to May 31 in violation of Section 7.11 of the Credit Agreement (collectively the "Current Defaults"). Upon satisfaction by Borrower of all of the terms and conditions set forth in this Amendment, the Lender, although under no obligation to do so, shall waive the Current Defaults.

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

Nothing herein shall be construed as a waiver by Lender of any existing default or Default Period under the terms of the Credit Agreement other than the Current Defaults. Nothing herein shall be construed as obligating Lender to waive any future defaults or Default Period under the Credit Agreement including any future defaults or Default Period under Sections 6.1, 7.4, 7.11 and 7.20 of the Credit Agreement. Upon the satisfaction of all of the terms and conditions set forth in this Amendment, the Default Period arising as a result of the Current Defaults shall be deemed to have ceased.

                  3. The Credit Agreement is hereby amended as follows:

                           (a) Section 6.1(a) of the Credit Agreement is hereby
deleted in its entirety and replaced as follows:

                                    (a) as soon as available, and in any event
                  within 90 days after the end of each fiscal year of the Borrower, (i) unaudited consolidating financial statements, prepared by the accountants described below, of FM Precision Golf Corp., Royal Grip and Roxxi, which financial statements shall include the balance sheets of said entities as of the end of such fiscal year and the related statements of income, retained earnings and cash flows of said entities for the fiscal year then ended, all in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a consistent basis with the accounting practices applied in the financial statements referred to in Section 5.5, and (ii) consolidated audited financial statements of Royal Precision, Inc. with the unqualified opinion of Arthur Andersen, L.L.P. or such other independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the consolidated balance sheet of FM Precision Golf Corp., Royal Grip and Roxxi as at the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows, all in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices applied in the financial statements referred to in Section 5.5 hereof, together with (1) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12 through 6.14 and Section 7.10 hereof; and (2) a certificate of the Vice President of Finance or any other officer of each of Royal Grip and Roxxi stating that FM Precision Golf Corp.'s, Roxxi's and Royal Grip's unaudited consolidating financial statements have been prepared in accordance with generally accepted accounting

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

                  principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 5.5 hereof and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                           (b) Section 6.12 of the Credit Agreement is hereby
deleted in its entirety and replaced as follows:

                           Section 6.12 DEBT SERVICE COVERAGE RATIO. The
                  Borrower agrees that it shall, as of the last day of each fiscal year, commencing on May 31, 1998 (based upon the immediately preceding five month period) and continuing each fiscal year thereafter (based upon the immediately preceding twelve month period), maintain a minimum debt service coverage ratio of 1.0 to 1.

                           The debt service coverage ratio shall be calculated
                  according to the following formula:


                  FUNDS FROM OPERATIONS + INTEREST EXPENSE - UNFINANCED PORTION OF CAPITAL EXPENDITURES
                  -------------------------------------------------------------------------------------
                  Current Maturities Long-Term Debt (actually paid during the period) + Interest Expense

                  (c) Section 6.13 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

                           Section 6.13 NET WORTH. The Borrower warrants that,
                  as of December 31, 1997 Borrower had a minimum Net Worth of not less than $3,700,000.00.

                           The Borrower covenants that its minimum Net Worth as
                  of the end of each month listed below shall increase by not less than (or in the event a decrease is allowed, decrease by not more than) the amounts set forth below as measured from the Borrower's Net Worth as of the applicable measurement date set forth below.

                    MONTH ENDING               CUMULATIVE NET          MEASUREMENT DATE
                                               WORTH INCREASE
                                                 (DECREASE)
                    March 31, 1998                 ($85,000.00)        December 31, 1997
                    April 30, 1998                 ($85,000.00)        December 31, 1997
                    May 31, 1998                   ($85,000.00)        December 31, 1997
                    June 30, 1998                   $12,000.00         May 31, 1998
                    July 31, 1998                   $24,000.00         May 31, 1998
                    August 31, 1998                 $39,000.00         May 31, 1998
                    September 30, 1998              $57,000.00         May 31, 1998
                    October 31, 1998                $39,000.00         May 31, 1998

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

                    November 30, 1998               $39,000.00         May 31, 1998
                    December 31, 1998                  $0.00           May 31, 1998
                    January 31, 1999 and           ($45,000.00)        May 31, 1998 and for each
                    each January thereafter                            January thereafter the
                                                                       immediately preceding May
                                                                       31
                    February 28, 1999 and          ($50,000.00)        May 31, 1998 and for each
                    each February thereafter                           February thereafter the
                                                                       immediately preceding May
                                                                       31
                    March 31, 1999 and each        ($15,000.00)        May 31, 1998 and for each
                    March thereafter                                   March thereafter the
                                                                       immediately preceding May
                                                                       31
                    April 30, 1999 and each         $20,000.00         May 31, 1998 and for each
                    April thereafter                                   April thereafter the
                                                                       immediately preceding May
                                                                       31
                    May 31, 1999 and each           $48,000.00         May 31, 1998 and for each
                    May thereafter                                     May thereafter the
                                                                       immediately preceding May
                                                                       31
                    June 30, 1999 and each          $12,000.00         May 31, 1999 and for each
                    June thereafter                                    June thereafter the
                                                                       immediately preceding May
                                                                       31
                    July 31, 1999 and each          $24,000.00         May 31, 1999 and for each
                    July thereafter                                    July thereafter the
                                                                       immediately preceding May
                                                                       31
                    August 31, 1999 and             $39,000.00         May 31, 1999 and for each
                    each August thereafter                             August thereafter the
                                                                       immediately preceding May
                                                                       31
                    September 30, 1999 and          $57,000.00         May 31, 1999 and for each
                    each September                                     September thereafter the
                    thereafter                                         immediately preceding May
                                                                       31
                    October 31, 1999 and            $39,000.00         May 31, 1999 and for each
                    each October thereafter                            October thereafter the
                                                                       immediately preceding May
                                                                       31
                    November 30, 1999 and           $39,000.00         May 31, 1999 and for each
                    each November thereafter                           November thereafter the
                                                                       immediately preceding May
                                                                       31
                    December 31, 1999 and              $0.00           May 31, 1999 and for each
                    each December thereafter                           December thereafter the
                                                                       immediately preceding May
                                                                       31

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

                           (d) Section 6.14 of the Credit Agreement is hereby
deleted in its entirety and replaced as follows:

                           6.14 NET INCOME. The Borrower covenants that it shall
                  achieve a Net Income of not less than (or in the event a Net Loss is allowed, achieve a Net Loss of not more than) the amounts set forth below as measured from the applicable Measurement Date set forth below:

                    MONTH ENDING                NET INCOME/NET         MEASUREMENT DATE
                                                       LOSS
                    March 31, 1998                 ($85,000.00)        December 31, 1997
                    April 30, 1998                 ($85,000.00)        December 31, 1997
                    May 31, 1998                   ($85,000.00)        December 31, 1997
                    June 30, 1998                   $12,000.00         May 31, 1998
                    July 31, 1998                   $24,000.00         May 31, 1998
                    August 31, 1998                 $39,000.00         May 31, 1998
                    September 30, 1998              $57,000.00         May 31, 1998
                    October 31, 1998                $39,000.00         May 31, 1998
                    November 30, 1998               $39,000.00         May 31, 1998
                    December 31, 1998                  $0.00           May 31, 1998
                    January 31, 1999 and           ($45,000.00)        May 31, 1998 and for each
                    each January thereafter                            January thereafter the
                                                                       immediately preceding May
                                                                       31
                    February 28, 1999 and          ($50,000.00)        May 31, 1998 and for each
                    each February thereafter                           February thereafter the
                                                                       immediately preceding May
                                                                       31
                    March 31, 1999 and each        ($15,000.00)        May 31, 1998 and for each
                    March thereafter                                   March thereafter the
                                                                       immediately preceding May
                                                                       31
                    April 30, 1999 and each         $20,000.00         May 31, 1998 and for each
                    April thereafter                                   April thereafter the
                                                                       immediately preceding May
                                                                       31
                    May 31, 1999 and each           $48,000.00         May 31, 1998 and for each
                    May thereafter                                     May thereafter the
                                                                       immediately preceding May
                                                                       31
                    June 30, 1999 and each          $12,000.00         May 31, 1999 and for each
                    June thereafter                                    June thereafter the
                                                                       immediately preceding May
                                                                       31
                    July 31, 1999 and each          $24,000.00         May 31, 1999 and for each
                    July thereafter                                    July thereafter the
                                                                       immediately preceding May
                                                                       31
                    August 31, 1999 and             $39,000.00         May 31, 1999 and for each
                    each August thereafter                             August thereafter the
                                                                       immediately preceding May
                                                                       31

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
                    September 30, 1999 and          $57,000.00         May 31, 1999 and for each
                    each September                                     September thereafter the
                    thereafter                                         immediately preceding May
                                                                       31
                    October 31, 1999 and            $39,000.00         May 31, 1999 and for each
                    each October thereafter                            October thereafter the
                                                                       immediately preceding May
                                                                       31
                    November 30, 1999 and           $39,000.00         May 31, 1999 and for each
                    each November thereafter                           November thereafter the
                                                                       immediately preceding May
                                                                       31
                    December 31, 1999 and              $0.00           May 31, 1999 and for each
                    each December thereafter                           December thereafter the
                                                                       immediately preceding May
                                                                       31

                           Notwithstanding anything to the contrary, beginning
                  with March of 1998, and continuing for each month thereafter, the Borrower shall not suffer a Net Loss in excess of (i) $100,000.00 in any month of February, March, April, May, June, July, August, September, October or November, or (ii) $130,000.00 in any month of December or January

                           (e) The figure "$25,000.00" contained in Section
7.14(iv) is hereby deleted and replaced with the figure "$100,000.00".

                           (f) Section 7.10 of the Credit Agreement is hereby
deleted in its entirety and replaced as follows:

                           7.10 CAPITAL EXPENDITURES. The Borrower will not
                  expend or contract to make unfinanced Capital Expenditure greater than $450,000.00 in the aggregate during any fiscal year for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset, whether payable currently or in the future.

                  4. Except as specifically amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance thereunder.

                  5. This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                           (a) Certificate of the Secretary of the Borrower
certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this

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

Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender as being authorized to sign and to act on behalf of the Borrower continue to be so authorized.

         6. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         7. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         8. From the date of this Amendment forward, Exhibit D of the Credit Agreement shall be amended to comply with the revisions to the Credit Agreement contained herein.

         9. Except as specifically set forth in Section 2 above, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default, Event of Default or Default Period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

         10. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of


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

the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         11. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                          ROYAL GRIP, INC., a Nevada corporation


                                          By /s/ Thomas Schneider
                                            ------------------------------------

                                            Its  Treasurer
                                               ---------------------------------


                                          ROXXI, INC., a Nevada corporation


                                          By /s/ Thomas Schneider
                                            ------------------------------------

                                            Its  Treasurer
                                               ---------------------------------

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

                                          NORWEST BUSINESS CREDIT, INC., a
                                            Minnesota corporation


                                          By /s/ [ILLEGIBLE SIGNATURE]
                                            ------------------------------------

                                            Its  Vice President
                                               ---------------------------------

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